
CONSOLIDATING  BALANCE  SHEET  FORM  U-3A-2  EXHIBIT  10
                         December 31, 2003                              GREEN     GREEN     CONSOLIDATED
                           GREEN     GREEN     NORTHERN          GREEN     MOUNTAIN     MOUNTAIN     GREEN
                        MOUNTAIN     MOUNTAIN     WATER     GMP     MOUNTAIN     POWER     POWER     MOUNTAIN
                  POWER     PROPANE     RESOURCES     REAL     RESOURCES     INVESTMENT     CONSOLIDATING     POWER

                                       CORPORATION    GAS CO.     INC.    ESTATE   INC.   COMPANY    ELIMINATIONS   CORPORATION
                                       ------------  ---------  --------  -------  -----  --------  --------------  ------------
(In thousands)
UTILITY PLANT,NET . . . . . . . . . .  $    228,861  $      -   $     -   $     -  $   -  $      -  $           -   $    228,861
OTHER INVESTMENTS . . . . . . . . . .        12,658         -         -         -      -     1,606           (557)        13,707
DEFERRED CHARGES. . . . . . . . . . .        78,041         -         -         -      -         -        (26,450)        55,589
CURRENT ASSETS. . . . . . . . . . . .        31,867         -        21         -      -       209           (409)        31,688
OTHER CURRENT ASSETS. . . . . . . . .             -         3         -         4      6         -            203            216
PROPERTY AND EQUIPMENT. . . . . . . .             -         -     1,468       248      -         -         (1,468)           248
OTHER ASSETS. . . . . . . . . . . . .           639         -         -         0      3         -              0            643
                                       $    352,066  $      3   $ 1,488   $   253  $  10  $  1,815  $     (28,682)  $    330,951
                                       ============  =========  ========  =======  =====  ========  ==============  ============

COMMON STOCK EQUITY . . . . . . . . .  $     99,916  $     (3)  $(1,183)  $    15  $  10  $  1,718  $        (557)  $     99,916
REDEEMABLE PREFERRED STOCK. . . . . .             -         -         -         -      -         -              -              0
LONG TERM DEBT LESS CURRENT MATURITY.        93,000         -         -         -      -         -              -         93,000
CAPITAL LEASE OBLIGATION. . . . . . .         4,963         -         -         -      -         -              -          4,963
CURRENT LIABILITIES . . . . . . . . .        14,587         5     2,671        55      -        97          5,298         22,715
DEFERRED CREDITS. . . . . . . . . . .       139,600         -         -         -      -         -        (29,243)       110,357
OTHER LIABILITIES . . . . . . . . . .             -         -         0       182      -         -           (182)             0
                                       $    352,066  $      3   $ 1,488   $   253  $  10  $  1,815  $     (24,684)  $    330,951
                                       ============  =========  ========  =======  =====  ========  ==============  ============


                                                          GREEN     GREEN     CONSOLIDATED
                      GREEN     GREEN     NORTHERN          GREEN     MOUNTAIN     MOUNTAIN     GREEN
                   MOUNTAIN     MOUNTAIN     WATER     GMP     MOUNTAIN     POWER     POWER     MOUNTAIN
             POWER     PROPANE     RESOURCES     REAL     RESOURCES     INVESTMENT     CONSOLIDATING     POWER

                                         CORPORATION     GAS CO.    INC.    ESTATE    INC.    COMPANY    ELIMINATIONS
                                       ---------------  ---------  ------  --------  ------  ---------  --------------
CONSOLIDATING STATEMENT OF INCOME:     (in thousands)
OPERATING REVENUES. . . . . . . . . .  $       280,470  $      -   $   -   $    14   $   -   $     97   $         (14)
OPERATING EXPENSES. . . . . . . . . .          265,164        (3)    (79)       18       2         98              62
                                       ---------------  ---------  ------  --------  ------  ---------  --------------
  OPERATING INCOME. . . . . . . . . .           15,306         3      79        (4)     (2)        (1)            (76)

OTHER INCOME. . . . . . . . . . . . .            2,079         -       -         -       -          -               -
INTEREST CHARGES. . . . . . . . . . .            7,057         -       -         -       -          -               -
                                       ---------------  ---------  ------  --------  ------  ---------  --------------
INCOME (LOSS) BEFORE PREFERRED
DIVIDENDS AND DISCONTINUED OPERATIONS           10,328         3      79        (4)     (2)        (1)            (76)
DIVIDENDS ON PREFERRED STOCK. . . . .                3         -       -         -       -          -               -
NET INCOME (LOSS) FROM DISCONTINUED
  OPERATIONS. . . . . . . . . . . . .               79         -       -         -       -          -               -
                                                                                                        --------------
NET LOSS APPLICABLE TO COMMON STOCK .  $        10,404  $      3   $  79   $    (4)  $  (2)  $     (1)  $         (76)
                                       ===============  =========  ======  ========  ======  =========  ==============

                                       CORPORATION
                                       ------------
CONSOLIDATING STATEMENT OF INCOME:
OPERATING REVENUES. . . . . . . . . .  $    280,470
OPERATING EXPENSES. . . . . . . . . .       265,164
                                       ------------
  OPERATING INCOME. . . . . . . . . .        15,306

OTHER INCOME. . . . . . . . . . . . .         2,079
INTEREST CHARGES. . . . . . . . . . .         7,057
                                       ------------
INCOME (LOSS) BEFORE PREFERRED
DIVIDENDS AND DISCONTINUED OPERATIONS        10,328
DIVIDENDS ON PREFERRED STOCK. . . . .             3
NET INCOME (LOSS) FROM DISCONTINUED
  OPERATIONS. . . . . . . . . . . . .            79

NET LOSS APPLICABLE TO COMMON STOCK .  $     10,404
                                       ============
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